                                                                    Exhibit 99.3
                                                                    ------------




                              Sverdrup Corporation

                  Condensed Consolidated Financial Statements

                     At October 2, 1998 and October 3, 1997

               and for Each of the Nine Month Periods Then Ended

                                  (Unaudited)

Sverdrup Corporation
Unaudited Consolidated Condensed Balance Sheets
At October 2, 1998 and October 3, 1997
(In thousands, except share information)


                                                   1998        1997
----------------------------------------------   --------    --------
ASSETS
  Current Assets:
    Cash and cash equivalents                    $  6,524    $  9,443
    Accounts receivable                           176,264     169,183
    Prepaid expenses and other                     12,621      12,984
----------------------------------------------   --------    --------
     Total current assets                         195,409     191,610
----------------------------------------------   --------    --------
  Investments in Real Estate                       10,862      21,613
  Property and Equipment, Net                      30,384      25,422
  Other Assets                                     23,920      34,321
----------------------------------------------   --------    --------
                                                 $260,575    $272,966
                                                 ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities:
    Accounts payable                             $ 62,597    $ 65,075
    Contract billings in excess of earnings        37,249      28,706
    Accrued expenses                               29,024      29,416
    Income taxes                                    3,558       5,350
    Current maturities of long-term debt           10,019      18,104
----------------------------------------------   --------    --------
     Total current liabilities                    142,447     146,651
----------------------------------------------   --------    --------
  Long-term Debt, Less Current Maturities          34,639      34,955
----------------------------------------------   --------    --------
  Other Long-term Liabilities                      17,161      30,974
----------------------------------------------   --------    --------
  Commitments and Contingencies
----------------------------------------------
  Stockholders' Equity:
    Capital stock:
     Common stock, $0.0625 par value;
       authorized - 10,000,000 shares;
       issued - 7,911,900 shares;
       outstanding - 3,143,687 and
       3,410,801 shares, respectively                 197         214
    Retained earnings                              71,846      67,552
    Shares held in trust                           (5,715)     (7,380)
----------------------------------------------   --------    --------
       Total stockholders' equity                  66,328      60,386
----------------------------------------------   --------    --------
                                                 $260,575    $272,966
                                                 ========    ========


See the accompanying notes.

Sverdrup Corporation
Unaudited Consolidated Condensed Statements of Income
For the Nine Months Ended October 2, 1998 and October 3, 1997
(In thousands)



                                   1998        1997
------------------------------   --------    --------
Revenues:
  Professional services          $264,393    $257,710
  Construction                    285,278     225,114
  Facilities operations           189,250     171,714
  Real estate operations            9,546      16,382
------------------------------   --------    --------
   Total revenues                 748,467     670,920
------------------------------   --------    --------

Costs and Expenses:
  Productive salaries              65,532      60,051
  Project costs                    90,276      98,111
  Salary-related expenses          27,681      24,905
  General expenses                 74,515      66,229
  Reimbursable costs              463,185     386,570
  Real estate expenses              5,758       8,561
------------------------------   --------    --------
   Total costs and expenses       726,947     644,427
------------------------------   --------    --------

Operating Income                   21,520      26,493
Interest Expense, Net              (1,870)     (2,768)
Other Income, Net                     337          33
------------------------------   --------    --------
Income Before Taxes                19,987      23,758
------------------------------   --------    --------

Income Tax Expense                 (8,201)     (8,676)
------------------------------   --------    --------

Net Income                       $ 11,786    $ 15,082
==============================   ========    ========


See the accompanying notes.

Sverdrup Corporation
Unaudited Consolidated Condensed Statements of Cash Flows
For the Nine Months Ended October 2, 1998 and October 3, 1997
(In thousands)


                                                         1998        1997
----------------------------------------------------   --------    --------
Cash Flows from Operating Activities:
 Net income                                            $ 11,786    $ 15,082
 Adjustments to reconcile net income
  to net cash flows from operations:
   Depreciation and amortization                          4,171       4,118
   Deferred income taxes                                   (944)     (2,723)
   Equity in income of real estate ventures              (1,656)     (6,220)
   Cash distributions from real estate ventures           7,439       7,203
   Gains on disposals of property                        (1,880)       (794)
   Direct write-offs of accounts receivable                 680          87
   Changes in operating assets and liabilities:
     (Increase) in accounts and notes receivable,
      prepaid expenses and other assets                  (4,866)    (43,811)
     Increase in payables, accrued expenses,
      other liabilities                                  10,209      21,651
----------------------------------------------------   --------    --------
  Net cash provided (used)                               24,939      (5,407)
----------------------------------------------------   --------    --------

Cash Flows from Investing Activities:
 Additions to property and equipment, net
  of disposals                                           (8,830)     (4,003)
 Proceeds from sales of real estate                       4,355       4,794
----------------------------------------------------   --------    --------
  Net cash provided (used)                               (4,475)        791
----------------------------------------------------   --------    --------

Cash Flows from Financing Activities:
 Proceeds from the sales of stock, and the
  exercise of stock options                               3,886       3,738
 Proceeds from new borrowings                               450       8,600
 Principal payments on debt                              (8,959)    (11,356)
 Purchases of common stock, less amounts
  amounts financed with debt                             (8,060)     (4,179)
 Dividends paid                                          (2,360)     (1,226)
 Other                                                      (48)          -
----------------------------------------------------   --------    --------
 Net cash used                                          (15,091)     (4,423)
----------------------------------------------------   --------    --------
Increase (Decrease) in Cash and Cash Equivalents          5,373      (9,039)
Cash and Cash Equivalents at the Beginning
 of the Period                                            1,151      18,482
----------------------------------------------------   --------    --------
Cash and Cash Equivalents at the End
 of the Period                                         $  6,524    $  9,443
====================================================   ========    ========


See the accompanying notes.

Sverdrup Corporation
Notes to Unaudited Consolidated Condensed Financial Statements



1. The accompanying consolidated condensed financial statements have been prepared by Sverdrup Corporation (the "Company"), without audit, pursuant to the interim period reporting requirements of Form 10-Q. Consequently, certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

     In the opinion of the Company, the accompanying unaudited consolidated condensed financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary for the fair presentation of its consolidated financial position at October 2, 1998 and October 3, 1997, and its consolidated results of operations and cash flows for the nine months ended October 2, 1998 and October 3, 1997.

     The Company's interim results of operations are not necessarily indicative of the results to be expected for the full year.

2. Included in receivables at October 2, 1998 and October 3, 1997 were unbilled amounts totaling $79,903,000 and $67,155,000, respectively.

3. Property, equipment and improvements are stated at cost and consisted of the following at October 2, 1998 and October 3, 1997 (in thousands):

                                                 1998        1997
--------------------------------------------   --------    --------
      Office buildings and land                $ 14,953    $ 13,174
      Leasehold improvements and computer
        software                                 19,252      15,844
      Furniture and equipment                    47,208      43,637
--------------------------------------------   --------    --------
                                                 81,413      72,655
        Accumulated depreciation
         and amortization                       (51,029)    (47,233)
--------------------------------------------   --------    --------
                                               $ 30,384    $ 25,422
                                               ========    ========

Sverdrup Corporation
Notes to Unaudited Consolidated Condensed Financial Statements



4. The following table summarizes the Company's investments and ventures in real estate at October 2, 1998 and October 3, 1997 (in thousands):

                                          1998       1997
-------------------------------------   -------    -------
      Operating properties              $ 9,086    $12,354
      Ventures                            4,439     11,635
      Land held for development               -      1,154
      Accumulated depreciation and
        amortization                     (2,663)    (3,530)
-------------------------------------   -------    -------
                                        $10,862    $21,613
                                        =======    =======

5. During the nine months ended October 2, 1998 and October 3, 1997, the Company made cash payments of $2,601,000 and $3,234,000, respectively, for interest and $5,518,000 and $4,958,000, respectively, for income taxes.